UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

On August 26, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Green Brick Partners, Inc., a Delaware corporation (the “Company”), in consultation with the Company’s Board of Directors, approved the engagement of RSM US LLP (“RSM”) as the Company’s new independent registered public accounting firm, effective immediately.

The Company’s current independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), was notified on August 26, 2016 of its immediate dismissal.

The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through August 26, 2016, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their reports on the consolidated financial statements for such fiscal years. During the fiscal years ended December 31, 2014 and 2015 and any subsequent interim period through August 26, 2016, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, the following material weaknesses were identified:

•	The Company utilizes an integrated Enterprise Resource Planning (ERP) software system by a third-party service organization in the Company’s production and accounting for homebuilding and land development business. The Company was unable to obtain a Service Organization Control (“SOC”) 1 Type 2 report prepared in accordance with the AICPA Attestation Standards, Section 801, Reporting on Controls at a Service Organization, addressing the suitability of the design and operating effectiveness of controls relating to the application and business processing activities performed by the service organization on the Company’s behalf for the year ended December 31, 2015. As a result, the Company was unable to conclude that its service organization maintained effective controls over its information technology environment to (a) prevent unauthorized database and application access, and (b) maintain effective security administration and appropriate change management for the application maintained by the third-party service organization. This resulted in an inability to rely on the accuracy and completeness of data and key application reports obtained from the application at the third-party service organization used in the performance of important controls over certain key financial reporting processes, including accrued liabilities, vendor master file changes, reserves for housing completion, and budget data.
•	The Company did not maintain effective controls over the sufficiency and timeliness of review and approval of manual journal entries, including consolidating adjustments.
•	The Company did not maintain effective controls over the identification, evaluation, and disclosure of related party transactions.
•	The Company did not maintain effective controls over period-end accruals (cutoff), recording of inventory costs, costs of goods sold, and operating expenses to verify that all costs and expenses are captured completely and accurately for financial reporting.
•	The Company did not maintain effective controls to verify that financial statement amounts are appropriately classified and disclosed in the financial statements.

Grant Thornton was not required to provide an attestation report as to the effectiveness of the Company’s internal control over financial reporting for the fiscal year ended December 31, 2014, due to a transition period established by rules of the Securities and Exchange Commission (the “SEC”) pursuant to Section 215.02 of the SEC’s Compliance and Disclosure Interpretations. However, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, Grant Thornton identified and communicated the following material weaknesses:

•	No restrictive access on who has the ability to post journal entries to the Company’s general ledger;
•	inappropriate information technology (“IT”) environment in place to ensure the appropriate granting and review of access rights in the Company’s accounting system;
•	inappropriate revenue recognition in conjunction with the sale of lots in which the Company has continuing involvement in the development projects subsequent to the sale of lots;
•	intercompany eliminations were identified that should have been eliminated upon consolidation; and
•	inconsistent treatment of account classifications in general ledger accounts and financial statement categories.

Grant Thornton discussed each of these matters with the Audit Committee. The Company has authorized Grant Thornton to fully respond to the inquiries of RSM, the successor independent registered public accounting firm, concerning these matters.

The Company provided Grant Thornton with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Grant Thornton furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Grant Thornton agrees with the statements related to them made by the Company in this report. A copy of Grant Thornton’s letter to the SEC dated September 1, 2016, is attached as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2015 and 2014 and any subsequent interim period through August 26, 2016, neither the Company, nor anyone on its behalf, consulted RSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by RSM that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01      Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Exhibit
16.1	Letter of Grant Thornton LLP dated September 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:     September 1, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit
16.1	Letter of Grant Thornton LLP dated September 1, 2016.